The latest report from your
Fund's management team

ANNUAL REPORT

Regional
Bank Fund

OCTOBER 31, 1999

TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

John Hancock
Regional Bank Fund

Bank stocks lag the market amid inflation fears;
imminent reform legislation sparks late-year rally

[A 3-1/2" x 2" photo at bottom right side of page of John Hancock Regional Bank Fund. Caption below reads "Fund management team members. Standing (l-r):
Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch,
Jim Schmidt and Patricia Ouimet."]

Bank stocks experienced a volatile 12 months, with rallies at the beginning and end of the period framing a summer of duress. Financial stocks fell prey to rising interest rates, inflation fears and Year 2000 ("Y2K") concerns. Investors also fled the sector in pursuit of top-performing technology stocks. However, the period ended on a high note in the last two weeks, when investor sentiment turned sharply positive on news that passage of long-awaited financial reform legislation appeared imminent.

As the fiscal year began last November, banks, particularly the large money-center banks, were rallying from last year's fears of a global recession that never materialized. But as the U.S. economy continued to remain stronger than expected, the Federal Reserve reversed itself and raised interest rates twice this summer to prevent an inflation outbreak. The moves hit bank stocks especially hard, as investors feared rising rates would curtail bank profits. That was coupled with several headline-grabbing earnings disappointments at Bank One and First Union, despite the fact that, for the most part, the group's earnings growth and fundamentals remained solid.

"...passage of
long-awaited
financial
reform
legislation
appeared
imminent."

Then, in the last two weeks of the year, bank and other financial stocks roared back to life on the anticipation that the removal of Depression-era barriers that had prevented banks from getting involved in other financial service businesses would spark a new round of cross-sector consolidation. In the last two weeks of October, for example, the Keefe, Bruyette & Woods Bank Index that tracks the performance of the 29 largest banks rose by 26% - an astounding jump. The stocks were also lifted by more calming news on the inflation front.

[Table at top left hand column entitled "Top Five Common Stock
Holdings." The first listing is AmSouth Bancorp 3.9%, the second is Wells Fargo 3.8%, the third Bank of America 3.7%, the fourth Fleet Boston 3.4% and the fifth Bank of New York 3.3%. A note below the table reads "As a percentage of net assets on October 31, 1999."]

"...consolidation
resumed
in the
banking
industry
during the
spring..."

Fund performance modest this period

While John Hancock Regional Bank Fund participated in the late-year rally, our overall returns this fiscal year were more modest than those of our financial services fund peers. For the most part, it was because we don't own non-bank financial stocks, such as investment brokerage firms, and we remain deliberately underweighted in the large money-center banks that have been the best performers this year. Indeed, our focus on regional banks and thrifts held us back, since these smaller-sized companies were decidedly out of favor.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is CNB Bancshares followed by an up arrow with the phrase "Valuable Indiana franchise scooped up by Fifth Third." The second listing is First Tennessee followed by a down arrow with the phrase "Premium-quality bank selling at bargain-basement price." The third listing is Regions Financial followed by a down arrow with the phrase "Southeastern regional facing merger integration problems." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

For the year ended October 31, 1999, John Hancock Regional Bank Fund's Class A and Class B shares posted total returns of 6.24% and 5.55%, respectively, at net asset value. That compared to the 14.39% return of the average financial services fund, according to Lipper, Inc.1 Class C shares, which were launched on March 1, 1999, returned 0.87% from inception through October 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages seven and eight.

Sector investing for the long term

Although we have been disappointed with the performance of our regional bank stocks over the last year, this late-year market shift reinforces the concept of sector investing as a long-term proposition. While sector-specific funds are subject to different, and sometimes greater, volatility than the market as a whole, they can also provide long-term investors with greater outperformance. We've been through periods like this several times before, and, eventually, our stocks have returned to be among the market leaders as investor psychology changed.

Fundamentals still strong

We remain encouraged by the generally positive fundamentals we are witnessing in our companies. The global financial crisis that was feared last fall never materialized and economic growth has been better than we had anticipated. As a result, our banks have shown excellent loan growth and low credit losses.

Bank earnings are up 12% for the first nine months of 1999, even with the rising interest-rate environment. This is further proof, unfortunately, that the stock market, which continues to punish bank stocks when rates rise, seems to think bank earnings are far more sensitive to interest-rate changes than they really are. In fact, most banks have developed the capacity to re-price both sides of their balance sheets with equal rapidity as rates change, which helps keep their margins and profitability on track.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 6.24% total return for John Hancock Regional Bank Fund Class A. The second bar represents the 5.55% total return for John Hancock Regional Bank Fund Class B. The third bar represents the 0.87%* total return for John Hancock Regional Bank Fund Class C. The fourth bar represents the 14.39% total return for Average financial services fund. A note below the chart reads "Total returns for John Hancock Regional Bank Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper, Inc.1 See pages seven and eight for historical performance information. *From inception March 1, 1999 through October 31, 1999."]

Consolidation process continues

After a lull late last year and early in 1999, consolidation resumed in the banking industry during the spring, albeit at a lower level than the extraordinary number of consolidations we saw in 1998. Although Y2K issues were a distraction, they diminished as the year progressed, since merging banks would not consolidate their systems until next year.

This year, 25 of the Fund's banks were involved in mergers, the most important including BankBoston, which was bought by Fleet Bank to form Fleet Boston; Mercantile, which was bought by Firstar; and First American Bank, which was bought by AmSouth Bancorp. These acquisitions were sparked by an unusual pricing environment that was favorable to acquiring banks. Their stock prices remained strong in the spring and summer, while the smaller banks they bought saw their stocks fall to very attractive levels, making them solid takeover candidates. As we have discussed in prior reports, even though it may wax and wane with changes in the market environment, the process of industry consolidation is destined to continue to address the overcapacity in the U.S. banking system.

"...our banks
have shown
excellent
loan growth
and low
credit
losses."

Strategy stays constant

Throughout the year, we continued our practice of taking profits and trimming our stakes in money-center and superregional banks that were the best performers, including Chase Manhattan, Wells Fargo and Bank of America. We also stuck to our consistent investment approach of buying stocks when they were underpriced compared to the companies' fundamentals, on the assumption that inevitably their stock prices would catch up. This classic value-investing style has proven itself over time. With regional bank prices compellingly attractive, we added to our positions in such quality names as Commerce Bancshares, First Tennessee National, M&T Bank and Comerica at bargain prices.

Reform legislation: catalyst for rebound?

At the end of this turbulent year for bank stocks, our optimistic outlook has been fortified by several catalysts that appear poised to spark a further rally. Perhaps the most important was the imminent passage at the end of this reporting period of historic financial services reform legislation. This bill amends the Glass-Steagall and Bank Holding Company Acts to permit banks, insurance companies and securities brokers to affiliate in the same holding company. With its passage, we expect a period of consolidation to result, featuring just such cross-industry combinations. Specifically, we think there will be further cases of banks buying brokers, and, more important, for the first time we should see banks interested in acquiring insurance companies. This consolidation should produce more efficient and profitable financial services providers. It will also benefit shareholders through takeover premiums and a greater industry focus on operating with maximum efficiency to generate shareholder value.

"...bank-stock
valuations
are very
compelling,
even after
their late-
year surge."

Interest rates, cheap stock prices

Another important catalyst is interest rates. The market has been edgy waiting to see whether the monthly economic data would prompt the Federal Reserve Board to continue raising interest rates in a move to pre-empt inflation. Recent statistics have reassured investors that inflation remains in check, and once it is clear that the Fed is done tinkering with rates, the market should calm down.

Finally, bank-stock valuations are very compelling, even after their late-year surge. After an 18-month battering, most companies' valuations are much lower than those of the average stock in the S&P 500 Index. And if banks continue to post strong earnings growth, investors will increasingly recognize the attractive opportunities the sector currently offers - if they haven't already begun to do so. Indeed, the earnings of most banks are on track to outperform the market. These statistics, coupled with the advent of landmark industry deregulation, provide two powerful arguments for a sustained financial-stock rebound and the biggest sources of encouragement to long-term investors in the sector.

---------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Regional Bank Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

CLASS A
For the period ended September 30, 1999

                                                                    SINCE
                                    ONE             FIVE          INCEPTION
                                   YEAR            YEARS          (1/3/92)
                                  -------         -------         --------
Cumulative Total Returns          (3.10%)         128.52%         352.04%
Average Annual Total Returns      (3.10%)          17.97%          21.51%

CLASS B
For the period ended September 30, 1999

                                    ONE             FIVE            TEN
                                   YEAR            YEARS           YEARS
                                  -------         -------         --------
Cumulative Total Returns          (3.52%)         130.54%         443.97%
Average Annual Total Returns      (3.52%)          18.18%          18.46%

CLASS C
For the period ended September 30, 1999
                                                                   SINCE
                                                                 INCEPTION
                                                                  (3/1/99)
                                                                  --------
Cumulative Total Return                                           (10.62%)
Average Annual Total Return                                       (10.62%)(1)

Note to Performance

(1) Not annualized.




WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index - an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Regional Bank Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Regional Bank Fund on January 3, 1992, before sales charge, and is equal to $53,210 as of October 31, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Regional Bank Fund, after sales charge, and is equal to $50,549 as of October 31, 1999. The third line represents the Standard & Poor's 500 Index and is equal to $38,979 as of October 31, 1999.

Line chart with the heading John Hancock Regional Bank Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Regional Bank Fund on October 31, 1989, before sales charge, and is equal to $63,026 as of October 31, 1999. The second line represents the Standard & Poor's 500 Index and is equal to $51,454 as of October 31, 1999.

Line chart with the heading John Hancock Regional Bank Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $11,099 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Regional Bank Fund on March 1, 1999, before sales charge, and is equal to $10,087 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Regional Bank Fund, after sales charge, and is equal to $9,987 as of October 31, 1999.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - Regional Bank Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1999
------------------------------------------------------------------------------------------------
Assets:
Investments at value - Notes C and E:
Common and preferred stocks, warrants and other
Unaffiliated issuers (cost - $2,155,426,489)                                      $4,602,417,818
Affiliated issuers (cost - $35,255,381)                                               47,247,784
Bonds (cost - $6,455,030)                                                              6,397,980
Joint repurchase agreement (cost - $76,093,000)                                       76,093,000
Short-term notes (cost - $60,073,500)                                                 59,977,350
Corporate savings account                                                                    191
                                                                                 ---------------
                                                                                   4,792,134,123
Receivable for investments sold                                                       57,958,289
Receivable for shares sold                                                             1,937,150
Dividends receivable                                                                   7,727,383
Interest receivable                                                                    2,074,221
Other assets                                                                             192,033
                                                                                 ---------------
Total Assets                                                                       4,862,023,199
                                                                                 ---------------
Liabilities:
Payable for investments purchased                                                        189,050
Payable for shares repurchased                                                         5,155,949
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                                4,470,168
Accounts payable and accrued expenses                                                    275,272
                                                                                 ---------------
Total Liabilities                                                                     10,090,439
                                                                                 ---------------
Net Assets:
Capital paid-in                                                                    1,998,990,356
Accumulated net realized gain on investments and
foreign currency transactions                                                        391,719,783
Net unrealized appreciation of investments                                         2,458,830,532
Undistributed net investment income                                                    2,392,089
                                                                                 ---------------
Net Assets                                                                        $4,851,932,760
================================================================================================
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $1,205,711,875/23,543,643                                                       $51.21
================================================================================================
Class B - $3,639,380,111/71,446,328                                                       $50.94
================================================================================================
Class C* - $6,840,774/134,295                                                             $50.94
================================================================================================
Maximum Offering Price Per Share**
Class A - ($51.21 x 105.26%)                                                              $53.90
================================================================================================
 * Class C shares commenced operations on March 1, 1999.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains
(losses) for the period stated.

Statement of Operations
Year ended October 31, 1999
------------------------------------------------------------------------------------------------
Investment Income:
Dividends (including $2,966,525 received from
affiliated issuers and net of foreign withholding
taxes of $25,530)                                                                  $130,288,568
Interest                                                                             18,039,084
                                                                             ------------------
                                                                                    148,327,652
                                                                             ------------------
Expenses:
Investment management fee - Note B                                                   43,042,062
Distribution and service fee - Note B
Class A                                                                               4,257,505
Class B                                                                              40,472,121
Class C                                                                                  24,373
Transfer agent fee - Note B                                                           9,897,407
Accounting and legal service fee - Note B                                               929,370
Custodian fee                                                                           667,482
Trustees' fees                                                                          319,236
Miscellaneous                                                                           190,092
Printing                                                                                173,987
Registration and filing fees                                                             85,976
Legal fees                                                                               60,028
Auditing fee                                                                             30,372
                                                                             ------------------
Total Expenses                                                                      100,150,011
                                                                             ------------------
Net Investment Income                                                                48,177,641
                                                                             ------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold
(including $6,517,158 gain on sales of investments
in affiliated issuers)                                                              467,488,065
Change in net unrealized appreciation/depreciation
of investments                                                                     (204,398,999)
                                                                             ------------------
Net Realized and Unrealized
Gain on Investments                                                                 263,089,066
                                                                             ------------------
Net Increase in Net Assets
Resulting from Operations                                                          $311,266,707
================================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                                       -------------------------------
                                                                             1998              1999
                                                                       --------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                     $50,875,889      $48,177,641
Net realized gain on investments sold                                     202,591,364      467,488,065
Change in net unrealized
appreciation/depreciation of investments                                   53,450,817     (204,398,999)
                                                                       --------------   --------------
Net Increase in Net Assets
Resulting from Operations                                                 306,918,070      311,266,707
                                                                       --------------   --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.6470 and $0.7040, per
share, respectively)                                                      (20,963,084)     (19,540,749)
Class B - ($0.2841 and $0.3780, per
share, respectively)                                                      (27,817,233)     (31,847,104)
Class C** - (none and $0.2622, per
share, respectively)                                                               --          (17,644)
Distributions from net realized gain
on investments sold
Class A - ($0.3926 and $1.4700, per
share, respectively)                                                      (13,035,642)     (43,781,790)
Class B - ($0.3926 and $1.4700, per
share, respectively)                                                      (39,463,958)    (132,283,160)
                                                                       --------------   --------------
Total Distributions to Shareholders                                      (101,279,917)    (227,470,447)
                                                                       --------------   --------------
From Fund Share Transactions - Net:*                                     (643,047,648)  (1,239,045,771)
                                                                       --------------   --------------
Net Assets:
Beginning of period                                                     6,444,591,766    6,007,182,271
                                                                       --------------   --------------
End of period (including
undistributed net investment
income of $6,526,363 and
$2,392,089, respectively)                                              $6,007,182,271   $4,851,932,760
                                                                       ==============   ==============


Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                 YEAR ENDED OCTOBER 31,
                                                ------------------------------------------------------------
                                                            1998                          1999
                                                ----------------------------    ----------------------------
                                                  SHARES           AMOUNT         SHARES           AMOUNT
                                                -----------      -----------    -----------      -----------
CLASS A
Shares sold                                       9,772,747     $519,672,746     11,641,658     $603,173,333
Shares issued to shareholders in
reinvestment of distributions                       517,773       27,781,650      1,047,363       52,029,344
                                                -----------    -------------    -----------    -------------
                                                 10,290,520      547,454,396     12,689,021      655,202,677
Less shares repurchased                         (13,257,504)    (698,208,336)   (18,945,731)    (971,792,774)
                                                -----------    -------------    -----------    -------------
Net decrease                                     (2,966,984)   ($150,753,940)    (6,256,710)   ($316,590,097)
                                                ===========    =============    ===========    =============

CLASS B
Shares sold                                       9,602,715     $509,059,888      8,751,598     $443,975,183
Shares issued to shareholders in
reinvestment of distributions                       814,268       43,409,949      2,186,603      108,129,488
                                                -----------    -------------    -----------    -------------
                                                 10,416,983      552,469,837     10,938,201      552,104,671
Less shares repurchased                         (20,411,405)  (1,044,763,545)   (29,494,671)  (1,481,370,072)
                                                -----------    -------------    -----------    -------------
Net decrease                                     (9,994,422)   ($492,293,708)   (18,556,470)   ($929,265,401)
                                                ===========    =============    ===========    =============

CLASS C**
Shares sold                                              --               --        138,401       $7,013,754
Shares issued to shareholders in
reinvestment of distributions                            --               --            321           15,312
                                                -----------    -------------    -----------    -------------
                                                         --               --        138,722        7,029,066
Less shares repurchased                                  --               --         (4,427)        (219,339)
                                                -----------    -------------    -----------    -------------
Net increase                                             --               --        134,295       $6,809,727
                                                ===========    =============    ===========    =============

* Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------------
                                                          1995            1996            1997            1998            1999
                                                        --------        --------        --------        --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $21.52          $27.14          $33.99          $48.73          $50.34
                                                        --------        --------        --------        --------        --------
Net Investment Income(1)                                    0.52            0.63            0.64            0.66            0.68
Net Realized and Unrealized Gain on Investments             5.92            7.04           15.02            1.99            2.36
                                                        --------        --------        --------        --------        --------
Total from Investment Operations                            6.44            7.67           15.66            2.65            3.04
                                                        --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                       (0.48)          (0.60)          (0.61)          (0.65)          (0.70)
Distributions from Net Realized Gain on
Investments Sold                                           (0.34)          (0.22)          (0.31)          (0.39)          (1.47)
                                                        --------        --------        --------        --------        --------
Total Distributions                                        (0.82)          (0.82)          (0.92)          (1.04)          (2.17)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period                            $27.14          $33.99          $48.73          $50.34          $51.21
                                                        ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value(2)             31.00%          28.78%          46.79%           5.33%           6.24%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                $486,631        $860,843      $1,596,836      $1,500,200      $1,205,712
Ratio of Expenses to Average Net Assets                    1.39%           1.36%           1.30%           1.24%           1.27%
Ratio of Net Investment Income to Average
Net Assets                                                 2.23%           2.13%           1.55%           1.23%           1.33%
Portfolio Turnover Rate                                      14%              8%              5%              5%              4%


Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------------
                                                          1995            1996            1997            1998            1999
                                                        --------        --------        --------        --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $21.43          $27.02          $33.83          $48.48          $50.08
                                                        --------        --------        --------        --------        --------
Net Investment Income(1)                                    0.36            0.42            0.35            0.30            0.35
Net Realized and Unrealized Gain on Investments             5.89            7.01           14.95            1.97            2.36
                                                        --------        --------        --------        --------        --------
Total from Investment Operations                            6.25            7.43           15.30            2.27            2.71
                                                        --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                       (0.32)          (0.40)          (0.34)          (0.28)          (0.38)
Distributions from Net Realized Gain on
Investments Sold                                           (0.34)          (0.22)          (0.31)          (0.39)          (1.47)
                                                        --------        --------        --------        --------        --------
Total Distributions                                        (0.66)          (0.62)          (0.65)          (0.67)          (1.85)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period                            $27.02          $33.83          $48.48          $50.08          $50.94
                                                        ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value(2)             30.11%          27.89%          45.78%           4.62%           5.55%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)              $1,236,447      $2,408,514      $4,847,755      $4,506,983      $3,639,380
Ratio of Expenses to Average Net Assets                    2.09%           2.07%           2.00%           1.92%           1.92%
Ratio of Net Investment Income to Average
Net Assets                                                 1.53%           1.42%           0.84%           0.56%           0.68%
Portfolio Turnover Rate                                      14%              8%              5%              5%              4%


Financial Highlights (continued)
----------------------------------------------------------------------
                                                       PERIOD FROM
                                                      MARCH 1, 1999
                                                    (COMMENCEMENT OF
                                                     OPERATIONS) TO
                                                    OCTOBER 31, 1999
                                                    ----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $50.77
                                                        --------
Net Investment Income(1)                                    0.22
Net Realized and Unrealized Gain on
Investments                                                 0.21
                                                        --------
Total from Investment Operations                            0.43
                                                        --------
Less Distributions:
Dividends from Net Investment Income                       (0.26)
                                                        --------
Net Asset Value, End of Period                            $50.94
                                                        ========
Total Investment Return at Net Asset Value(2)              0.87%(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $6,841
Ratio of Expenses to Average Net Assets                    1.97%(4)
Ratio of Net Investment Income to Average
Net Assets                                                 0.65%(4)
Portfolio Turnover Rate                                       4%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
October 31, 1999
-------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Regional Bank Fund on October 31, 1999. It's divided into four main categories: common stocks, warrants and other; preferred stocks; bonds;
and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION, STATE                                               SHARES           VALUE
--------------------------                                             ----------     --------------
COMMON STOCKS, WARRANTS AND OTHER
Money Center Banks (1.56%)
Chase Manhattan Corp. (NY)                                                767,540        $67,063,807
Morgan (J.P.) & Co., Inc. (NY)                                             66,000          8,637,750
                                                                                      --------------
                                                                                          75,701,557
                                                                                      --------------
Superregional Banks (32.00%)
Bank of America Corp. (NC)                                              2,767,382        178,150,216
Bank of New York Co., Inc. (NY)                                         3,776,398        158,136,666
Bank One Corp. (OH)                                                     3,381,441        127,015,378
First Union Corp. (NC)                                                  3,468,244        148,050,666
Fleet Boston Corp. (MA)                                                 3,771,801        164,544,819
KeyCorp. (OH)                                                           1,015,934         28,382,656
Mellon Financial Corp. (PA)                                             1,741,804         64,337,885
National City Corp. (OH)                                                4,123,828        121,652,926
PNC Bank Corp. (PA)                                                       799,900         47,694,037
SunTrust Banks, Inc. (GA)                                               1,636,365        119,761,463
U.S. Bancorp. (MN)                                                      4,056,331        150,337,768
Wachovia Corp. (NC)                                                       724,787         62,512,879
Wells Fargo Co. (CA)                                                    3,806,392        182,231,017
                                                                                      --------------
                                                                                       1,552,808,376
                                                                                      --------------
Banks - United States (46.79%)
ABC Bancorp. (GA)                                                         173,000          2,270,625
American Bancorp. (WV)                                                    145,000          2,465,000
American Bancshares, Inc.* (FL)                                            69,000            957,375
AmSouth Bancorp. (AL)                                                   7,361,722        189,564,342
ANB Corp. (IN)                                                            152,500          5,518,594
Associated Banc-Corp. (WI)                                                478,206         18,396,011
BancFirst Corp. (OK)                                                      324,954         10,479,766
BancFirst Ohio Corp. (OH)                                                  43,000            951,375
BancorpSouth, Inc. (MS)                                                   337,500          5,864,062
BancWest Corp. (HI)                                                     1,079,440         45,134,085
Banknorth Group, Inc. (VT)                                              1,027,540         34,711,637
BB&T Corp. (NC)                                                         2,806,990        102,104,261
Brenton Banks, Inc. (IA)                                                  411,799          5,250,437
Bryn Mawr Bank Corp. (PA)                                                 187,900          4,650,525
BSB Bancorp, Inc. (NY)                                                     67,075          1,471,458
BT Financial Corp. (PA)                                                   199,726          4,418,938
CB Bancshares, Inc. (HI)                                                  140,600          4,209,212
CCB Financial Corp. (NC)                                                1,056,064         48,578,944
Centura Banks, Inc. (NC)                                                  524,025         27,609,567
Chittenden Corp. (VT)                                                     970,989         29,979,285
Citizens Banking Corp. (MI)                                               188,500          5,230,875
City National Corp. (CA)                                                  576,550         22,341,312
CNB Bancshares, Inc. (IN)                                                 340,701         22,102,977
Colonial BancGroup, Inc. (AL)                                           1,077,600         12,863,850
Comerica, Inc. (MI)                                                     1,427,197         84,829,022
Commerce Bancshares, Inc. (MO)                                          1,108,365         42,949,144
Commercial Bankshares, Inc. (FL)                                          189,574          4,194,325
Community Bank System, Inc. (NY)                                          142,500          3,811,875
Community First Bankshares, Inc. (ND)                                     814,500         15,500,994
Compass Bancshares, Inc. (AL)                                           2,097,625         55,980,367
Cullen/Frost Bankers., Inc. (TX)                                        2,097,400         60,562,425
Eldorado Bancshares, Inc. * (CA)                                          273,000          2,866,500
F & M Bancorp., Inc. (WI)                                                   5,000            180,938
F & M National Corp. (VA)                                                 138,174          4,145,220
First Citizens BancShares, Inc. (Class A) (NC)                             87,344          6,638,144
First Colonial Group, Inc. (PA)                                            34,517            621,306
First Merchants Corp. (IN)                                                202,150          4,699,987
First Republic Bank* (CA)                                                 284,162          7,104,050
First Security Corp. (UT)                                               1,960,278         50,232,124
First Source Corp. (IN)                                                   114,888          3,173,781
First State Bancorp. (NM)                                                  96,500          2,098,875
First Tennessee National Corp. (TN)                                     2,885,800         98,117,200
First Virginia Banks, Inc. (VA)                                           117,249          5,613,296
Firstar Corp. (WI)                                                      5,301,119        155,720,371
Firstbank Corp. (MI)                                                      110,934          2,606,949
FirstMerit Corp. (OH)                                                     532,981         14,090,685
F.N.B. Corp. (PA)                                                         236,345          6,056,341
Fulton Financial Corp. (PA)                                               466,273          9,150,608
Grand Premier Financial, Inc. (IL)                                         44,279            708,464
Greater Bay Bancorp. (CA)                                                  69,668          2,560,299
Hancock Holding Co. (MS)                                                  326,200         12,884,900
Harleysville National Corp. (PA)                                           47,853          1,597,094
Hibernia Corp. (Class A) (LA)                                             809,800         11,489,037
Hudson United Bancorp. (NJ)                                               699,108         21,978,208
Huntington Bancshares, Inc. (OH)                                          372,137         11,024,559
Imperial Bancorp.* (CA)                                                   264,384          6,560,028
Independent Bank Corp. (MA)                                               820,000         10,967,500
Interchange Financial Services Corp. (NJ)                                 323,625          5,501,625
Keystone Financial, Inc. (PA)                                             148,845          3,730,428
LSB Bancshares, Inc. (NC)                                                  18,760            337,680
M & T Bank Corp. (NY)                                                      53,485         26,501,817
Marshall & Ilsley Corp. (WI)                                              695,580         46,690,807
Mercantile Bankshares Corp. (MD)                                          848,550         30,547,800
Merchants Bancorp., Inc. (IL)                                             145,100          4,788,300
MetroBanCorp. (IN)                                                         83,125            701,367
Michigan Financial Corp. (MI)                                              73,878          2,197,871
Mississippi Valley Bancshares, Inc. (MO)                                  244,800          7,787,700
National City Bancshares, Inc. (IN)                                        91,080          2,550,240
North Fork Bancorp., Inc. (NY)                                          4,271,627         88,369,284
North Valley Bancorp. (CA)                                                181,700          2,134,975
Old Kent Financial Corp. (MI)                                             863,405         35,183,754
One Valley Bancorp., Inc. (WV)                                            331,606         12,103,619
Pacific Century Financial Corp. (HI)                                    1,310,766         29,901,849
Peoples Bank Corp. of Indianapolis (IN)                                    71,100          5,652,450
Princeton National Bancorp., Inc. (IL)                                     56,750            716,469
Provident Bankshares Corp. (MD)                                           585,767         12,612,325
Provident Financial Group, Inc. (OH)                                      135,375          5,812,664
Regions Financial Corp. (AL)                                            1,131,000         34,000,687
Republic New York Corp. (NY)                                               79,200          5,004,450
Riggs National Corp. (DC)                                                 339,500          5,134,937
Seacoast Banking Corp. (Class A) (FL)                                     165,800          4,642,400
Security Bank Holding Co. (OR)                                             45,412            312,208
Simmons First National Corp.
(Class A) (AR)                                                            303,500          9,029,125
Sky Financial Group, Inc. (OH)                                            346,012          8,304,288
SouthTrust Corp. (AL)                                                   1,412,650         56,506,000
Southwest Bancorp., Inc. (OK)                                             107,500          2,391,875
Southwest Bancorp. of Texas, Inc.* (TX)                                   100,600          1,747,925
State Financial Services Corp.
(Class A) (WI)                                                            195,504          3,103,626
State Street Corp. (MA)                                                   229,500         17,470,687
Sterling Bancshares, Inc. (TX)                                            363,130          4,539,125
Summit Bancorp. (NJ)                                                    3,431,225        118,806,166
Susquehanna Bancshares, Inc. (PA)                                         669,693         11,133,646
Synovus Financial Corp. (GA)                                              156,800          3,361,400
TCF Financial Corp. (MN)                                                1,336,166         39,416,897
Texas Regional Bancshares, Inc.
(Class A) (TX)                                                            416,500         11,635,969
TriCo Bancshares (CA)                                                     324,075          6,035,897
Trustmark Corp. (MS)                                                      314,000          7,182,750
UnionBanCal Corp. (CA)                                                  2,321,400        100,835,812
Union Planters Corp. (TN)                                               1,086,067         48,329,981
U.S.B. Holding Co., Inc. (NY)                                             117,500          1,762,500
USBANCORP., Inc. (PA)                                                     206,500          2,736,125
Westamerica Bancorp. (CA)                                                 763,575         26,295,614
West Coast Bancorp. (OR)                                                  175,527          2,424,467
Western Bancorp. (CA)                                                     124,126          5,818,406
Whitney Holding Corp. (LA)                                                443,300         16,402,100
Wilmington Trust Corp. (DE)                                               180,000          9,765,000
Zions Bancorp. (UT)                                                       919,000         54,163,562
                                                                                      --------------
                                                                                       2,269,955,778
                                                                                      --------------
Thrifts (13.61%)
Acadiana BancShares, Inc. (LA)                                             23,000            451,375
Ambanc Holding Co., Inc. (NY)                                             207,100          3,611,306
Andover Bancorp., Inc. (MA)                                                45,000          1,316,250
Astoria Financial Corp. (NY)                                            1,326,567         47,756,412
Bank United Corp. (Class A) (TX)                                          253,600          9,890,400
Bedford Bancshares, Inc. (VA)                                              40,000            445,000
BostonFed Bancorp., Inc. (MA)                                             330,700          5,105,181
Camco Financial Corp. (OH)                                                 33,482            385,043
Cameron Financial Corp. (MO)                                               82,500          1,036,406
Catskill Financial Corp. (NY)                                             210,000          3,097,500
CCF Holding Co. (GA)                                                       49,687            807,414
Charter One Financial, Inc. (OH)                                        4,129,315        101,426,300
Commercial Federal Corp. (NE)                                           2,046,682         40,166,134
Commonwealth Bancorp., Inc. (PA)                                          121,000          2,041,875
CSB Financial Group, Inc.* (IL)                                            25,000            256,279
Dime Bancorp., Inc. (NY)                                                1,389,500         24,837,313
Dime Community Bancshares., Inc. (NY)                                     284,900          5,751,419
Eagle Bancshares, Inc. (GA)                                                77,000          1,390,813
East Texas Financial Services, Inc. (TX)                                   66,000            891,000
Elmira Savings Bank (NY)                                                   38,531            934,377
ESB Financial Corp. (PA)                                                  141,928          1,898,287
EverTrust Financial Group, Inc. (WA)                                      100,000            990,630
Fidelity Financial of Ohio, Inc. (OH)                                      55,000          1,082,813
First Defiance Financial Corp. (OH)                                       210,000          2,441,250
First Federal Bancorp.* (MN)                                              126,000            779,625
First Federal Capital Corp. (WI)                                          312,334          4,919,260
First Financial Holdings, Inc. (SC)                                       177,000          3,307,687
First Independence Corp. (KS)                                              46,500            495,518
First Keystone Financial, Inc. (PA)                                        28,500            324,188
First Washington Bancorp, Inc. (WA)                                       121,000          2,057,000
Flagstar Bancorp., Inc. (MI)                                              130,000          2,006,875
Flushing Financial Corp. (NY)                                             120,000          1,882,500
FMS Financial Corp. (NJ)                                                   72,000            702,000
Fort Thomas Financial Corp. (KY)                                           55,000            804,375
Frankfort First Bancorp., Inc. (KY)                                        72,500          1,116,957
GA Financial, Inc. (PA)                                                   384,500          5,238,812
Granite State Bankshares, Inc. (NH)                                       126,600          2,840,588
GreenPoint Financial Corp. (NY)                                         2,954,500         84,203,250
GreenPoint Financial Corp. (NY) (r)                                        50,000          1,475,000
Harbor Federal Bancorp., Inc. (MD)                                         31,500            460,688
HF Financial Corp. (SD)                                                   105,000          1,312,500
Highland Bancorp., Inc. (CA)                                              175,000          3,259,375
HMN Financial, Inc. (MN)                                                  165,000          2,041,875
Home Federal Bancorp. (IN)                                                210,000          4,593,750
Industrial Bancorp., Inc. (OH)                                            140,000          2,485,000
InterWest Bancorp., Inc. (WA)                                              78,500          1,452,250
ISB Financial Corp. (LA)                                                  320,000          5,440,000
Logansport Financial Corp. (IN)                                            77,500            731,406
MAF Bancorp., Inc. (IL)                                                   584,243         12,597,740
MASSBANK Corp. (MA)                                                       103,899          3,610,490
Medford Bancorp., Inc. (MA)                                               208,500          3,700,875
Mystic Financial, Inc. (MA)                                               104,500          1,214,812
New Hampshire Thrift Bancshares, Inc. (NH)                                 40,000            540,000
NS & L Bancorp. (MO)                                                       42,000            454,125
OceanFirst Financial Corp. (NJ)                                            45,000            804,375
Pamrapo Bancorp., Inc. (NJ)                                               120,000          2,726,256
Park Bancorp., Inc.* (IL)                                                  25,000            387,500
Patriot Bank Corp. (PA)                                                   101,500            926,188
Peoples Heritage Financial Group, Inc. (ME)                             2,212,838         42,043,922
Permanent Bancorp., Inc. (IN)                                             100,000          1,087,500
PFF Bancorp., Inc.* (CA)                                                  190,000          3,871,250
Pittsburgh Home Financial Corp. (PA)                                       70,000            910,000
Prestige Bancorp., Inc. (PA)                                               98,015          1,188,432
Quaker City Bancorp., Inc.* (CA)                                          109,687          1,857,824
Roslyn Bancorp., Inc. (NY)                                                207,562          4,021,514
Sobieski Bancorp., Inc. (IN)                                               40,000            460,000
South Jersey Financial Corp, Inc. (NJ)                                     65,000            877,500
South Street Financial Corp. (NC)                                          55,000            371,250
Southern Banc Co., Inc. (AL)                                               50,500            457,656
Southern Financial Bancorp., Inc. (VA)                                     64,098          1,169,789
Sovereign Bancorp., Inc. (PA)                                             422,302          3,721,536
Statewide Financial Corp. (NJ)                                            160,000          3,720,000
Sterling Financial Corp.* (WA)                                            231,877          2,941,939
Teche Holding Co. (LA)                                                     66,000            944,625
Texarkana First Financial Corp. (AR)                                      124,800          2,503,800
Washington Federal, Inc. (WA)                                           1,203,964         27,465,429
Washington Mutual, Inc. (WA)                                            3,559,474        127,918,597
Webster Financial Corp. (CT)                                              190,000          5,438,750
WesterFed Financial Corp. (MT)                                            250,426          4,210,287
WSFS Financial Corp. (DE)                                                 239,400          3,411,450
York Financial Corp. (PA)                                                  72,187          1,028,665
                                                                                      --------------
                                                                                         660,525,332
                                                                                      --------------
Other - Financial (0.64%)
Capital One Financial Corp.                                               195,000         10,335,000
Edwards (A.G.), Inc.                                                       91,750          2,758,234
Fannie Mae                                                                 68,325          4,833,994
Morgan Keegan, Inc.                                                        95,700          1,710,637
Raymond James Financial, Inc.                                             107,575          2,178,394
SLM Holding Corp.                                                         190,000          9,298,125
                                                                                      --------------
                                                                                          31,114,384
                                                                                      --------------
Banks - Foreign (0.53%)
Popular, Inc. (Puerto Rico)                                               851,000         25,476,812
                                                                                      --------------
WARRANTS (0.38%)
Golden State Bancorp, Inc.*
(Litigation) (CA)                                                         270,000          2,818,125
Golden State Bancorp, Inc.* (CA)                                          757,186         15,806,258
                                                                                      --------------
                                                                                          18,624,383
                                                                                      --------------
TOTAL COMMON STOCKS,
WARRANTS AND OTHER
(Cost $2,175,506,920)                                                     (95.51%)     4,634,206,622
                                                                        ---------     --------------
PREFERRED STOCKS (0.32%)
Chevy Chase Pref. Capital Corp., Ser A, 10.375% (MD)                       18,000            936,000
Chevy Chase Savings, 13.00% (MD)                                           50,000          1,487,500
First Preferred Capital I, 9.25% (MO)                                     100,000          2,525,000
First Source Capital Trust I, 9.00% (IN)                                   40,000          1,020,000
First Source Capital Trust II, 7.13% ** (IN)                               40,000            987,500
First Washington Realty Trust, Ser A, 9.75% (MD)                          113,498          2,915,480
IFC Capital Trust I, 9.25% (IN)                                           160,000          4,080,000
Sterling Bancshares Capital Trust I, 9.28% (TX)                            60,000          1,507,500
                                                                                      --------------
TOTAL PREFERRED STOCKS
(Cost $15,174,950)                                                         (0.32%)        15,458,980
                                                                        ---------     --------------
TOTAL COMMON AND PREFERRED STOCKS,
WARRANTS AND OTHER
(Cost $2,190,681,870)                                                      95.83%      4,649,665,602
                                                                        ---------     --------------

                                                               INTEREST   PAR VALUE          MARKET
ISSUER, DESCRIPTION                                              RATE   (000s OMITTED)        VALUE
-------------------                                            --------  ------------    -----------
BONDS
BankUnited Capital Trust,
Pref Sec, Ser A, 12-31-26                                       10.250%    $2,000         $1,800,000
BFC Capital Trust I,
Capital Securities, Ser A,
01-15-27                                                         9.650      1,000          1,005,000
Imperial Capital Trust I,
Capital Securities 12-31-26                                      9.980      1,500          1,440,000
Susquehanna  Bancshares, Inc.,
Conv Sub Deb 02-01-05                                            9.000      2,000          2,152,980
                                                                                         -----------
TOTAL BONDS
(Cost $6,455,030)                                                          (0.13%)         6,397,980
                                                                          -------        -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.57%)
Investment in a joint repurchase
agreement transaction with
SBC Warburg, Inc. - Dated
10-29-99, due 11-01-99
(Secured by U.S. Treasury
Bonds, 7.125% thru 13.375%,
due 08-15-01 thru 02-15-23)
- Note A                                                         5.230     76,093         76,093,000
                                                                                      --------------
Short-Term Notes (1.24%)
Federal Home Loan Bank,
due 03-17-00                                                     5.220     25,000         24,996,000
General Motors Acceptance Corp.,
due 02-23-00                                                     5.700     10,000          9,989,100
Student Loan Marketing Association,
due 01-19-00                                                     5.051     25,000         24,992,250
                                                                                      --------------
TOTAL SHORT-TERM NOTES
(Cost $60,073,500)                                                         (1.24%)        59,977,350
                                                                          -------     --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate                                                     4.30%                           191
                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS                                               (2.81%)       136,070,541
                                                                          -------     --------------
TOTAL INVESTMENTS                                                         (98.77%)     4,792,134,123
                                                                          -------     --------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.23%)        59,798,637
                                                                          -------     --------------
TOTAL NET ASSETS                                                         (100.00%)    $4,851,932,760
                                                                          =======     ==============

NOTES TO SCHEDULE OF INVESTMENTS

  * Non-income producing security.

 ** Variable rate as of October 31, 1999.

(r) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such cost would be borne by the issuer. Additional information on this restricted security is as follows:

                                                       MARKET       MARKET
                                                     VALUE AS A      VALUE
                                                     PERCENTAGE      AS OF
                           ACQUISITION  ACQUISITION   OF FUND'S   OCTOBER 31,
ISSUER, DESCRIPTION           DATE        COSTS      NET ASSETS      1999
-------------------           ----        -----      ----------      ----
GreenPoint Financial Corp.  03-12-99    $1,500,000      0.03%    $1,475,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Regional Bank Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Regional Bank Fund (the "Fund"), John Hancock Financial Industries Fund and John Hancock Small Cap Value Fund. Prior to June 1, 1999, John Hancock Small Cap Value Fund was known as John Hancock Special Value Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital appreciation from a portfolio of equity securities of regional banks and lending institutions. The Fund suspended sales to new investors from March 12, 1997 until it was reopened on November 4, 1998.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares, effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1999.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acts as a distributor for shares of the Fund. For the year ended October 31, 1999, JH Funds received net sales charges of $4,192,066 with regard to sales of Class A shares. Out of this amount, $556,205 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,342,753 was paid as sales commissions to unrelated broker-dealers and $293,108 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, the contingent deferred sales charges received by JH Funds amounted to $17,801,710.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $1,667.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1999, aggregated $216,925,451 and $1,382,192,408, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

The cost of investments owned at October 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $2,333,914,416. Gross unrealized appreciation and depreciation of investments aggregated $2,468,925,822 and $10,706,306, respectively, resulting in net unrealized appreciation of $2,458,219,516.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $74,929,805, a decrease in undistributed net investment income of $906,418 and an increase in capital paid-in of $75,836,223. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of real estate investment trusts in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income in the financial highlights excludes these adjustments.

NOTE E -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 1999 is set forth below.


                                              ACQUISITIONS        DISPOSITIONS
                               BEGINNING   -------------------------------------     ENDING
                                   SHARE    SHARE               SHARE                 SHARE     REALIZED    DIVIDEND     ENDING
AFFILIATE                         AMOUNT   AMOUNT       COST   AMOUNT       COST     AMOUNT    GAIN (LOSS)   INCOME       VALUE
---------                        -------------------------------------------------------------------------------------------------
BancFirst Corp. (OK)             340,600    9,000   $344,473   24,646   $814,554    324,954(1)   $121,994          --           --
Banknorth Group,
  Inc. (VT)                      800,000  252,540  2,629,006   25,000    788,638  1,027,540(1)     11,336          --           --
BostonFed Bancorp.,
  Inc. (MA)                      330,700       --         --       --         --    330,700            --    $185,192   $5,105,181
Calumet Bancorp,
  Inc. (IL)                      207,000       --         --  207,000  3,082,000         --     3,550,280          --           --
Catskill Financial Corp. (NY)    210,000       --         --       --         --    210,000            --      85,050    3,097,500
CCF Holding Co. (GA)              48,770       --         --    3,600     37,636     49,687(2)     15,661      19,584      807,414
Commercial Bankshares,
  Inc. (FL)                      180,547       --         --       --         --    189,574(3)         --     117,536    4,194,325
Community Bank,
  Ser B, 13.00% (CA)              40,000       --         --   40,000    960,000         --       124,964      32,500           --
Elmira Savings Bank (NY)          36,697       --         --       --         --     38,531(4)         --      24,073      934,377
First Federal Bancorp. (MN)       84,000       --         --       --         --    126,000(6)         --          --      779,625
First Mutual Bancorp.,
  Inc. (IL)                      233,000       --         --       --         --         --(7)         --      18,640           --
First Source Capital Trust II,
  7.13% (IN)                      40,000       --         --       --         --     40,000            --      68,850      987,500
FNB Rochester Corp. (NY)         197,837    8,500    273,938       --         --         --(5)         --      32,334           --
GA Financial,
  Inc. (PA)                      392,500       --         --    8,000     92,000    384,500        32,436     239,510    5,238,812
Harbor Federal Bancorp.,
  Inc. (MD)                      106,500       --         --   75,000    936,136     31,500(1)    446,630      26,130           --
Home Federal Bancorp. (IN)       335,700       --         --  125,700  2,576,043    210,000(1)    619,976     129,854           --
IFC Capital Trust I,
  9.25% (IN)                     160,000       --         --       --         --    160,000            --     369,996    4,080,000
Independent Bank Corp. (MA)      825,000       --         --    5,000     51,875    820,000        33,747     328,000   10,967,500
Interchange Financial Services
  Corp. (NJ)                     323,625       --         --       --         --    323,625(1)         --     148,868           --
Kentucky First Bancorp.,
  Inc. (KY)                       60,000       --         --   60,000    748,142         --      (115,150)     27,663           --
Logansport Financial Corp. (IN)   77,500       --         --       --         --     77,500            --      34,100      731,406
NS & L Bancorp. (MO)              35,000       --         --       --         --     42,000(8)         --      24,640      454,125
Prestige Bancorp.,
  Inc. (PA)                       94,300       --         --    1,000     13,147     98,015(9)        103      22,135    1,188,432
QCF Bancorp,
  Inc. (MN)                       70,000       --         --   70,000  1,041,250         --       734,941          --           --
SFS Bancorp.,
  Inc. (NY)                       79,000       --         --   79,000  1,113,375         --       869,525      21,330           --
Simmons First National Corp.
  (Class A) (AR)                 303,500       --         --       --         --    303,500(1)         --     212,450           --
Sobieski Bancorp.,
  Inc. (IN)                       40,000       --         --       --         --     40,000            --      12,800      460,000
State Financial Services Corp.
  (Class A) (WI)                 208,664   56,840    847,750   70,000  1,161,813    195,504(1)     (1,851)    117,722           --
Sterling Bancshares Capital
  Trust I, 9.28% (TX)             60,000       --         --       --         --     60,000            --     139,200    1,507,500
Texarkana First Financial
  Corp. (AR)                     124,800       --         --       --         --    124,800            --      81,120    2,503,800
Vermont Financial Services
  Corp. (VT)                     744,672       --         --    8,000    141,917         --(10)    97,566     250,468           --
WesterFed Financial Corp. (MT)   270,426       --         --   20,000    425,000    250,426       (25,000)    196,780    4,210,287
                                                  ----------         -----------               ----------  ----------  -----------
                                                  $4,095,167         $13,983,526               $6,517,158  $2,966,525  $47,247,784
                                                  ==========         ===========               ==========  ==========  ===========

 (1) As of October 31, 1999, no longer an affiliated issuer.
 (2) Reflects 10% stock dividend payments as of March 30, 1999.
 (3) Reflects 5% stock dividend payments as of December 8, 1998.
 (4) Reflects 5% stock dividend payments as of March 12, 1999.
 (5) Acquired by M & T Bank Corp. effective June 1, 1999.
 (6) Reflects 3-for-2 stock split as of May 21, 1999.
 (7) Acquired by Union Planters Corp. effective February 1, 1999.
 (8) Reflects 20% stock dividend payments as of April 13, 1999.
 (9) Reflects 5% stock dividend payments as of February 26, 1999.
(10) Acquired by Chittenden Corp. effective June 1, 1999.




REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Regional Bank Fund and the Trustees of John Hancock Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the "Fund") (a series of John Hancock Investment Trust II) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1999.

The Fund designated distributions to shareholders of $227,538,967 as capital gain dividends.

With respect to the dividends paid by the Fund for the fiscal year ended October 31, 1999, 100.00% of the dividends qualify for the corporate dividends received deduction.

Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for the calendar year 1999.


[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Regional Bank Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

0100A  10/99
       12/99



The latest report from your
Fund's management team

ANNUAL REPORT

Financial
Industries Fund

OCTOBER 31, 1999


TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. SCHMIDT, CFA, MANAGEMENT TEAM LEADER, AND
THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

John Hancock
Financial Industries Fund

Rising interest rates hit financial stocks; imminent passage of financial reform bill sparks late-year rally

[A 3-1/2" x 2" photo at bottom right side of page of John Hancock
Financial Industries Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]

Financial stocks rode a roller coaster over the last 12 months, with rallies at the beginning and end of the period book-ending a summer of duress. After a strong rebound at the end of 1998 and in the spring, financial stocks fell prey, along with the stock market in general, to rising interest rates and inflation fears as 1999 progressed. Investors also fled the financial sector in pursuit of top-performing technology stocks. As a result, most financial stocks, with the exception of the largest money-center banks and brokerage firms, lagged the overall market for the year.

But in the last two weeks of October, investor sentiment changed dramatically on the eve of passage of historic financial reform legislation that would tear down Depression-era barriers between banks, insurance and brokerage companies. Financial stocks moved sharply higher in anticipation that passage of this legislation would usher in a new round of cross-sector consolidations. The group was also lifted by further signs that inflation was staying in check -- a balm to investors who hoped that the news would keep the Federal Reserve from raising interest rates much beyond its two hikes of the summer.

"...rallies at
the beginning
and end of
the period
book-ending
a summer of
duress."

Fund performance

For the year ended October 31, 1999, John Hancock Financial Industries Fund's Class A and Class B shares posted total returns of 8.69% and 7.93%, respectively, at net asset value. That compared to the 14.39% return of the average financial services fund, according to Lipper, Inc.1 Class C shares, which were introduced on March 1, 1999, returned 1.35% from inception through October 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages seven and eight.

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is American Express 3.1%, the second is Associates First Capital 2.2%, the third Morgan Stanley Dean Witter 2.2%, the fourth Citigroup 2.2% and the fifth Marsh & McLennan 2.1%. A note below the table reads "As a percentage of net assets on October 31, 1999."]

"...anticipation
that passage
of this
legislation
would usher
in a new
round of
cross-sector
consolidations."

Insurers, euro and REITs weak

There were several reasons why the Fund's returns were more modest than that of our peers. First, our overweighting in the insurance sector held us back. Generally a safe harbor in market turmoil, insurance stocks did not provide relief this time, especially the large property and casualty names, which have struggled in a difficult pricing environment. Even though we reduced the Fund's stake in them, eliminating our positions in Berkshire Hathaway, Safeco and St. Paul, the stocks we continued to hold hurt us, including Progressive, which announced earnings shortfalls and was one of our worst performers.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is American Express followed by an up arrow with the phrase "Solid travel services and IDS business." The second listing is Ace followed by a down arrow with the phrase "Market questions Cigna acquisition." The third listing is Bank One followed by a down arrow with the phrase "Disappointing earnings." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

In addition, the weakness of the new European currency, the euro, hurt our holdings in EMU-member countries, as did our position in Allied Irish Banks, which fell on concerns about the Irish economy overheating. In the long term, however, we remain optimistic about the prospects for further consolidation in Europe -- as evidenced by the mergers that occurred this year, including Paribas and BNP -- and the new emphasis European financial institutions are placing on shareholder value. As a result, we increased our European weighting from 8% a year ago to 13% by the end of October.

Our overweighting in real estate investment trusts (REITs) also held us back and we cut our stake almost in half, moving the proceeds into credit card companies such as Capital One and Providian.

Sector investing for the long term

Although we have been disappointed with the performance of our financial stocks over the last year, this late-year market shift reinforces the concept of sector investing as a long-term proposition. While sector-specific funds are subject to different, and sometimes greater, volatility than the market as a whole, they can also provide long-term investors with greater outperformance.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 8.69% total return for John Hancock Financial Industries Fund Class A. The second bar represents the 7.93% total return for John Hancock Financial Industries Fund Class B. The third bar represents the 1.35%* total return for John Hancock Financial Industries Fund Class C. The fourth bar represents the 14.39% total return for Average financial services fund. A note below the chart reads "Total returns for John Hancock Financial Industries Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper, Inc.1 See pages seven and eight for historical performance information. *From inception March 1, 1999 through October 31, 1999."]

Fundamentals still strong

We remain encouraged by the generally positive fundamentals we are witnessing in our companies. The global financial crisis that was feared last fall never materialized and economic growth has been better than we had anticipated. As a result, our banks have shown excellent loan growth and low credit losses. Bank earnings are up 12% for the first nine months of 1999, even with the rising interest-rate environment. Among the banks and thrifts, one of the Fund's top sector weightings at 27% of net assets, our best performers were the large money-center banks and superregionals, including Citigroup, Chase Manhattan and Wells Fargo. Consolidation has also resumed in the banking industry, albeit at a lower level than in 1998, reinforcing our theory that bank mergers will continue to address the overcapacity in the U.S. banking system.

The securities brokers have benefited from a high volume of equity offerings and merger advisory revenues, as well as renewed trading profits. Our largest names, such as Morgan Stanley Dean Witter, served the Fund well. We were held back, however, by our holdings in regional brokerage houses which lost investment-banking market share to the leading national firms throughout the year. To reflect this, we cut back some of our regional positions in favor of "wire houses" such as Merrill Lynch and Morgan Stanley Dean Witter. These firms serve as major underwriters for the growing trend of corporate consolidation in Europe and have addressed the issue of Internet investing. We also added to our stake in Charles Schwab, which has become the model for multi-channel financial product distribution.

"...our banks
have shown
excellent
loan growth
and low
credit losses."

Reform legislation: catalyst for rebound?

At the end of this turbulent year for financial stocks, our optimistic outlook has been fortified by several catalysts that appear poised to spark a further rally. Perhaps the most important was the imminent passage at the end of this reporting period of historic financial services reform legislation. This bill amends the Glass-Steagall and Bank Holding Company Acts to permit banks, insurance companies and securities brokers to affiliate in the same holding company. In fact, the potential for such deregulation was one of the motivating factors in creating John Hancock Financial Industries Fund.

With its passage, we expect a period of consolidation to result featuring just such cross-industry combinations. Specifically, we think there will be further cases of banks buying brokers, and, more importantly, for the first time we should see banks interested in acquiring insurance companies. This consolidation should produce more efficient and profitable financial services providers. It will also benefit shareholders through takeover premiums and a greater industry focus on operating with maximum efficiency to generate shareholder value.

Interest rates, inexpensive stocks

Another important catalyst is interest rates. The market has been edgy waiting to see whether the monthly economic data would prompt the Federal Reserve Board to continue raising interest rates in a move to pre-empt inflation. Recent statistics have reassured investors that inflation remains in check, and once it is clear that the Fed is done tinkering with rates, the market should calm down.

"...financial-
stock
valuations
remain
compelling..."

Finally, financial-stock valuations remain compelling, even after their late-year surge. After an 18-month battering, most companies' valuations are lower than the average stock in the S&P 500 Index. And if financial companies continue to post strong earnings growth, investors will increasingly recognize the attractive opportunities the sector currently offers - if they haven't already begun to do so. Indeed, the earnings of most banks are on track to outperform the market. These statistics, coupled with the advent of landmark industry deregulation, provide two solid arguments for a sustained financial-stock rebound, and the biggest source of encouragement to long-term investors in the sector.

---------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Financial Industries Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

CLASS A
For the period ended September 30, 1999
                                                             SINCE
                                              ONE          INCEPTION
                                             YEAR          (3/14/96)
                                            -------        ---------
Cumulative Total Returns                    (0.01%)          72.88%
Average Annual Total Returns(1)             (0.01%)          16.68%

CLASS B
For the period ended September 30, 1999
                                                             SINCE
                                              ONE          INCEPTION
                                             YEAR          (1/14/97)
                                            -------        ---------
Cumulative Total Returns                    (0.53%)          22.19%
Average Annual Total Returns(1)             (0.53%)           7.68%

CLASS C
For the period ended September 30, 1999
                                                             SINCE
                                                           INCEPTION
                                                            (3/1/99)
                                                           ---------
Cumulative Total Return                                      (9.76%)
Average Annual Total Return                                  (9.76%)(2)

Notes to Performance

(1) Prior to November 1, 1997, the Adviser had agreed to limit the Fund's expenses for Class A and Class B shares to 0.90% of the Fund's average net asset value, including the management fee (but not including a 12b-1 fee). Without the limitation of expenses, the average annualized return since inception for Class A shares would have been 15.56%. The average annualized return since inception for Class B shares would have been 7.60%.

(2) Not annualized.

WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Financial Industries Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $22,633 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Financial Industries Fund on March 14, 1996, before sales charge, and is equal to $20,252 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Financial Industries Fund, after sales charge, and is equal to $19,233 as of October 31, 1999.

Line chart with the heading John Hancock Financial Industries Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $19,212 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Financial Industries Fund on January 14, 1997, before sales charge, and is equal to $13,916 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Financial Industries Fund, after sales charge, and is equal to $13,616 as of October 31, 1999.

Line chart with the heading John Hancock Financial Industries Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $11,099 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Financial Industries Fund on March 1, 1999, before sales charge, and is equal to $10,135 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Financial Industries Fund, after sales charge, and is equal to $10,035 as of October 31, 1999.



FINANCIAL STATEMENTS

John Hancock Funds - Financial Industries Fund


Statement of Assets and Liabilities
October 31, 1999
---------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $2,322,827,196)                       $2,732,823,823
Preferred stocks (cost - $112,500)                                 107,730
Joint repurchase agreement (cost - $95,336,000)                 95,336,000
Corporate savings account                                              159
                                                               -----------
                                                             2,828,267,712
Receivable for investments sold                                 22,739,334
Receivable for shares sold                                       3,250,875
Receivable for open forward foreign
currency exchange contracts sold - Note A                            1,144
Dividends receivable                                             2,902,726
Interest receivable                                                 42,090
Foreign tax receivable                                             159,935
Deferred organization expense - Note A                               6,965
Other assets                                                        29,185
                                                               -----------
Total Assets                                                 2,857,399,966
--------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                               23,441,598
Payable for shares repurchased                                   2,903,117
Payable for open forward foreign
currency exchange contracts
purchased - Note A                                                  11,501
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                                     2,817,094
Accounts payable and accrued expenses                              530,290
                                                               -----------
Total Liabilities                                               29,703,600
--------------------------------------------------------------------------

Net Assets:
Capital paid-in                                              2,570,903,856
Accumulated net realized loss on
investments and foreign currency transactions                 (151,532,600)
Net unrealized appreciation of
investments and foreign currency transactions                  409,998,434
Distributions in excess of net
investment income                                               (1,673,324)
                                                            --------------
Net Assets                                                  $2,827,696,366
==========================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par value)
Class A - $659,030,957/41,392,817                                   $15.92
==========================================================================
Class B -
$2,163,264,678/136,834,159                                          $15.81
==========================================================================
Class C* - $5,400,731/341,635                                       $15.81
==========================================================================
Maximum Offering Price Per Share**
Class A - ($15.92 x 105.26%)                                        $16.76
==========================================================================

 * Class C shares commenced operations on March 1, 1999.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value for each share as of that date.

See notes to financial statements.





Statement of Operations
Year ended October 31, 1999
----------------------------------------------------------------------
Investment Income:
Dividends (net of foreign
withholding taxes of $1,097,181)                           $58,172,866
Interest                                                     7,987,328
                                                           -----------
                                                            66,160,194
                                                           -----------
Expenses:
Investment management fee - Note B                          25,040,294
Distribution and service fee - Note B
Class A                                                      2,365,472
Class B                                                     24,880,993
Class C                                                         19,332
Transfer agent fee - Note B                                  9,121,486
Custodian fee                                                  630,315
Accounting and legal services fee - Note B                     539,115
Trustees' fees                                                 183,453
Printing                                                       177,378
Miscellaneous                                                   98,746
Legal fees                                                      36,450
Auditing fee                                                    21,166
Registration and filing fees                                     7,968
Organization expense - Note A                                    5,162
                                                           -----------
Total Expenses                                              63,127,330
----------------------------------------------------------------------
Net Investment Income                                        3,032,864
----------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions:
Net realized loss on investments sold                     (138,849,996)
Net realized loss on foreign
currency transactions                                         (208,044)
Change in net unrealized
appreciation/depreciation of investments                   407,920,188
Change in net unrealized
appreciation/depreciation of
foreign currency transactions                                   (9,834)
                                                           -----------
Net Realized and Unrealized Gain on
Investments                                                268,852,314
----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                 $271,885,178
======================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.
It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                             ------------------------------
                                                                                  1998             1999
                                                                             -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                          $13,092,229       $3,032,864
Net realized loss on investments
sold and foreign currency transactions                                         (10,047,867)    (139,058,040)
Change in net unrealized
appreciation/depreciation of
investments and foreign currency transactions                                 (159,121,594)     407,910,354
                                                                             -------------    -------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                              (156,077,232)     271,885,178
                                                                             -------------    -------------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.1117 and $0.1409 per
share, respectively)                                                            (3,725,901)      (8,042,383)
Class B - ($0.0250 and $0.0477 per
share, respectively)                                                            (2,632,181)      (8,379,524)
Distributions in excess of net
investment income
Class A - (none and $0.0151 per
share, respectively)                                                                    --         (859,947)
Class B - (none and $0.0051 per
share, respectively)                                                                    --         (896,029)
Distributions from net realized gain on
investments sold
Class A - ($0.0166 and none per
share, respectively)                                                              (552,197)              --
Class B - ($0.0166 and none per
share, respectively)                                                            (1,743,894)              --
                                                                             -------------    -------------
Total Distributions to Shareholders                                             (8,654,173)     (18,177,883)
                                                                             -------------    -------------
From Fund Share Transactions -- Net:*                                        1,903,689,892     (890,613,927)
                                                                             -------------    -------------

Net Assets:
Beginning of period                                                          1,725,644,511    3,464,602,998
                                                                             -------------    -------------
End of period (including
undistributed (distributions in
excess of) net investment income
of $13,389,043 and ($1,673,324), respectively)                              $3,464,602,998   $2,827,696,366
                                                                            ==============   ==============


Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                      YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------------------------
                                                            1998                              1999
                                                 ----------------------------     ---------------------------
                                                   SHARES           AMOUNT          SHARES           AMOUNT
                                                 -----------      -----------     -----------     -----------
CLASS A
Shares sold                                       55,765,091     $897,314,850      22,959,873    $367,047,792
Shares issued to shareholders in
reinvestment of distributions                        212,459        3,216,372         468,813       7,018,313
                                                 -----------      -----------     -----------     -----------
                                                  55,977,550      900,531,222      23,428,686     374,066,105
Less shares repurchased                          (26,987,952)    (385,136,154)    (40,240,885)   (641,049,683)
                                                 -----------      -----------     -----------    -----------
Net increase (decrease)                           28,989,598     $515,395,068     (16,812,199)  ($266,983,578)
                                                 ===========     ============     ===========    ============

CLASS B
Shares sold                                      107,496,787   $1,727,338,249      14,373,502    $225,776,066
Shares issued to shareholders in
reinvestment of distributions                        161,856        2,448,654         375,108       5,612,865
                                                 -----------      -----------     -----------     -----------
                                                 107,658,643    1,729,786,903      14,748,610     231,388,931
Less shares repurchased                          (22,873,695)    (341,492,079)    (54,992,101)   (860,455,538)
                                                 -----------      -----------     -----------     -----------
Net increase (decrease)                           84,784,948   $1,388,294,824     (40,243,491)  ($629,066,607)
                                                 ===========     ============     ===========    ============

CLASS C
Shares sold                                               --               --         351,885      $5,595,717
Less shares repurchased                                   --               --         (10,250)       (159,459)
                                                 -----------      -----------     -----------     -----------
Net increase                                              --               --         341,635      $5,436,258
                                                 ===========     ============     ===========    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                        --------------------------------------------------------
                                                           1996           1997            1998            1999
                                                        --------        --------        --------        --------
CLASS A(1)
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $8.50          $11.03          $14.26          $14.80
                                                        --------        --------        --------        --------
Net Investment Income (2)                                   0.02            0.14            0.15            0.10
Net Realized and Unrealized Gain on
Investments and Foreign Currency Transactions               2.51            3.77            0.52(8)         1.18
                                                        --------        --------        --------        --------
Total from Investment Operations                            2.53            3.91            0.67            1.28
                                                        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                          --           (0.03)          (0.11)          (0.14)
Distributions in Excess of Net Investment Income              --              --              --           (0.02)
Distributions from Net Realized Gains on
Investments Sold                                              --           (0.65)          (0.02)             --
                                                        --------        --------        --------        --------
Total Distributions                                           --           (0.68)          (0.13)          (0.16)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                            $11.03          $14.26          $14.80          $15.92
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (3)            29.76%(6)       37.19%           4.66%           8.69%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         26.04%(6)       36.92%             --              --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $895        $416,698        $861,582        $659,031
Ratio of Expenses to Average Net Assets                    1.20%(7)        1.20%           1.37%           1.39%
Ratio of Adjusted Expenses
to Average Net Assets (5)                                  7.07%(7)        1.47%              --              --
Ratio of Net Investment Income
to Average Net Assets                                      0.37%(7)        1.10%           0.92%           0.62%
Ratio of Adjusted Net Investment Income (Loss)
to Average Net Assets (5)                                 (5.50%)(7)       0.83%              --              --
Portfolio Turnover Rate                                      31%              6%             30%             40%
Fee Reduction Per Share (2)                                $0.38           $0.03              --              --


Financial Highlights (continued)
------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------
                                                          1997            1998            1999
                                                        --------        --------        --------
CLASS B(1)
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $11.43          $14.18          $14.70
                                                        --------        --------        --------
Net Investment Income (Loss)(2)                             0.04            0.03           (0.01)
Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                                2.71            0.54(8)         1.17
                                                        --------        --------        --------
Total from Investment Operations                            2.75            0.57            1.16
                                                        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                          --           (0.03)          (0.04)
Distributions in Excess of Net Investment Income              --              --           (0.01)
Distributions from Net Realized Gains on
Investments Sold                                              --           (0.02)             --
                                                        --------        --------        --------
Total Distributions                                           --           (0.05)          (0.05)
                                                        --------        --------        --------
Net Asset Value, End of Period                            $14.18          $14.70          $15.81
                                                        ========        ========        ========
Total Investment Return at Net Asset Value (3)            24.06%(6)        3.95%           7.93%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         23.85%(6)          --               --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)              $1,308,946      $2,603,021      $2,163,265
Ratio of Expenses to Average Net Assets                    1.90%(7)        2.07%           2.07%
Ratio of Adjusted Expenses
to Average Net Assets (5)                                  2.17%(7)           --              --
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      0.40%(7)        0.22%          (0.07%)
Ratio of Adjusted Net Investment Income
to Average Net Assets (5)                                  0.13%(7)          --               --
Portfolio Turnover Rate                                       6%             30%             40%
Fee Reduction Per Share (2)                                $0.03              --              --


Financial Highlights (continued)
-----------------------------------------------------------------------
                                                    FOR THE PERIOD FROM
                                                       MARCH 1, 1999
                                                     (COMMENCEMENT OF
                                                       OPERATIONS) TO
                                                     OCTOBER 31, 1999
                                                     ----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $15.60
                                                        --------
Net Investment Loss (2)                                    (0.00)(9)
Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                                0.21
                                                        --------
Total from Investment Operations                            0.21
                                                        --------
Net Asset Value, End of Period                            $15.81
                                                        ========
Total Investment Return at Net Asset Value (3)             1.35%(6)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $5,401
Ratio of Expenses
to Average Net Assets                                      2.06%(7)
Ratio of Net Investment Loss
to Average Net Assets                                     (0.14%)(7)
Portfolio Turnover Rate                                      40%

(1) Class A and Class B shares commenced operations on March 14, 1996 and January 14, 1997, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Not annualized.
(7) Annualized.
(8) Amount shown for a share outstanding does not correspond with aggregate net gain (loss) on investments for the period, due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(9) Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains
(losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
October 31, 1999
-------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Financial Industries Fund on October 31, 1999. It's divided into three main categories: common stocks, preferred stocks and short-term investments. The common and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                                      SHARES           VALUE
------------------------------------                                   ----------    ------------
COMMON STOCKS
Banks - Foreign (8.45%)
Abbey National Plc (United Kingdom)                                       190,000      $3,710,073
Alliance & Leicester Plc (United Kingdom)                                 420,000       6,119,904
Allied Irish Banks Plc, American
Depositary Receipts (ADR) (Ireland)                                     1,000,000      25,062,500
Anglo Irish Bank Corp. Plc
(Ireland)                                                                 524,908       1,220,936
Banco Bilbao Vizcaya, S.A. (ADR)
(Spain)                                                                   330,000       4,455,000
Banco Comercial Portugues, SA
(Portugal)*                                                               340,000       9,570,014
Bank of Scotland (United Kingdom)                                       1,278,329      15,920,821
Bipop-Carire SpA (Italy)*                                                 460,000      19,460,208
HSBC Holdings Plc (United Kingdom)                                        910,040      11,192,127
ING Groep NV (ADR) (Netherlands)                                          588,525      34,796,541
Julius Baer Holding AG
(Switzerland)                                                               1,150       3,460,407
Lloyds TSB Group Plc (United Kingdom)                                     704,492       9,727,766
Merita Plc (Class A) (Finland)                                          1,300,000       7,528,690
National Westminster Bank Plc
(United Kingdom)                                                          721,811      16,273,951
Nordbanken Holding AB (Sweden)                                            300,000       1,747,950
Royal Bank of Scotland Group Plc
(United Kingdom)                                                          688,953      15,849,639
Societe Generale (France)                                                  90,000      19,581,066
Svenska Handelsbanken (Sweden)                                          1,170,000      16,190,343
Toronto-Dominion Bank (Canada)                                            740,400      17,075,475
                                                                                   --------------
                                                                                      238,943,411
                                                                                   --------------
Banks - Midwest (3.95%)
Comerica, Inc.                                                            160,000       9,510,000
Commerce Bancshares, Inc.                                                 229,250       8,883,438
Community First Bankshares, Inc.                                          442,500       8,421,350
Fifth Third Bancorp.                                                       84,500       6,237,156
Firstar Corp.                                                           1,472,960      43,268,200
FirstMerit Corp.                                                          266,000       7,032,375
Marshall & Ilsley Corp.                                                    86,150       5,782,819
TCF Financial Corp.                                                       767,776      22,649,392
                                                                                   --------------
                                                                                      111,784,730
                                                                                   --------------
Banks - Money Center (2.65%)
Chase Manhattan Corp.                                                     159,600      13,945,050
Citigroup, Inc.                                                         1,127,796      61,041,959
                                                                                   --------------
                                                                                       74,987,009
                                                                                   --------------
Banks - Northeast (2.73%)
M & T Bank Corp.                                                           20,527      10,171,128
State Street Corp.                                                        483,000      36,768,375
U.S. Trust Corp.                                                          295,000      23,931,875
Wilmington Trust Corp.                                                    114,500       6,211,625
                                                                                   --------------
                                                                                       77,083,003
                                                                                   --------------
Banks - Southeast (1.82%)
CCB Financial Corp.                                                       452,314      20,806,444
First Tennessee National Corp.                                            732,400      24,901,600
Regions Financial Corp.                                                   192,760       5,794,848
                                                                                   --------------
                                                                                       51,502,892
                                                                                   --------------
Banks - Southwest (0.59%)
Cullen/Frost Bankers, Inc.                                                392,000      11,319,000
Southwest Bancorp. of Texas, Inc.*                                        303,000       5,264,625
                                                                                   --------------
                                                                                       16,583,625
                                                                                   --------------
Banks - Super Regional (5.49%)
Bank One Corp.                                                            154,948       5,820,234
Fleet Boston Corp.                                                        704,499      30,733,769
KeyCorp.                                                                  176,521       4,931,555
National City Corp.                                                       795,500      23,467,250
SunTrust Banks, Inc.                                                      113,000       8,270,188
Wachovia Corp.                                                            282,032      24,325,260
Wells Fargo Co.                                                         1,203,500      57,617,562
                                                                                   --------------
                                                                                      155,165,818
                                                                                   --------------
Banks - West (1.49%)
BancWest Corp.                                                             86,000       3,595,875
City National Corp.                                                       579,287      22,447,371
Greater Bay Bancorp.                                                      147,716       5,428,563
Westamerica Bancorp.                                                      308,071      10,609,195
                                                                                   --------------
                                                                                       42,081,004
                                                                                   --------------
Broker Services (8.81%)
Consors Discount Broker AG
(Germany)*                                                                240,000      13,422,336
Edwards (A.G.), Inc.                                                      225,000       6,764,063
Legg Mason, Inc.                                                        1,140,332      41,479,577
Lehman Brothers Holdings, Inc.                                            301,600      22,224,150
Merrill Lynch & Co., Inc.                                                 560,000      43,960,000
Morgan Keegan, Inc.                                                       300,000       5,362,500
Morgan Stanley Dean Witter & Co.                                          562,600      62,061,813
Paine Webber Group, Inc.                                                  330,000      13,447,500
Raymond James Financial, Inc.                                             553,550      11,209,388
Schwab (Charles) Corp.                                                    630,000      24,530,625
TD Waterhouse Group, Inc.*                                                370,435       4,699,894
                                                                                   --------------
                                                                                      249,161,846
                                                                                   --------------
Business Services - Misc. (0.18%)
Reuters Group Plc (ADR)
(United Kingdom)                                                           90,000       4,978,125
                                                                                   --------------
Computer - Services (4.69%)
BISYS Group, Inc. (The)*                                                  598,700      30,533,700
DST Systems, Inc.*                                                         75,000       4,776,563
First Data Corp.                                                          849,400      38,806,962
Fiserv, Inc.*                                                           1,831,430      58,605,760
                                                                                   --------------
                                                                                      132,722,985
                                                                                   --------------
Computer - Software (0.63%)
Intuit, Inc.*                                                             615,000      17,911,875
                                                                                   --------------
Finance - Consumer Loans (10.52%)
American Express Co.                                                      574,140      88,417,560
AmeriCredit Corp.*                                                        758,000      13,170,250
Associates First Capital Corp.
(Class A)                                                               1,742,000      63,583,000
Capital One Financial Corp.                                               460,000      24,380,000
Household International, Inc.                                           1,092,984      48,774,411
MBNA Corp.                                                              1,055,062      29,146,088
Metris Cos., Inc.                                                         259,900       8,950,306
NextCard, Inc.*                                                            38,200       1,191,363
Providian Financial Corp.                                                 182,400      19,881,600
                                                                                   --------------
                                                                                      297,494,578
                                                                                   --------------
Finance - Investment Management (4.71%)
Affiliated Managers Group, Inc.*                                          222,400       5,949,200
Amvescap Plc (ADR) (United Kingdom)                                       775,000      34,778,125
BlackRock, Inc.*                                                          420,000       6,405,000
Federated Investors, Inc. (Class B)*                                      680,000      11,730,000
Franklin Resources, Inc.                                                  675,000      23,625,000
Kansas City Southern Industries, Inc.                                      80,000       3,795,000
Price (T. Rowe) Associates, Inc.                                          980,900      34,821,950
Waddell & Reed Financial, Inc.
(Class A)                                                                 500,000      12,000,000
                                                                                   --------------
                                                                                      133,104,275
                                                                                   --------------
Finance - Savings & Loan (1.50%)
Astoria Financial Corp.                                                   230,050       8,281,800
Bank United Corp. (Class A)                                               216,300       8,435,700
Charter One Financial, Inc.                                               348,244       8,553,743
Dime Bancorp., Inc.                                                       485,000       8,669,375
GreenPoint Financial Corp.                                                 30,000         855,000
Washington Mutual, Inc.                                                   210,250       7,555,859
                                                                                   --------------
                                                                                       42,351,477
                                                                                   --------------
Finance - SBIC & Commercial (2.42%)
CIT Group, Inc. (The) (Class A)                                         1,035,000      24,710,625
DVI, Inc.*                                                                 90,000       1,215,000
FINOVA Group, Inc. (The)                                                  547,000      24,102,188
Heller Financial, Inc.                                                    780,000      18,525,000
                                                                                   --------------
                                                                                       68,552,813
                                                                                   --------------
Insurance - Brokers (2.65%)
Aon Corp.                                                                 422,500      14,998,750
Marsh & McLennan Cos., Inc.                                               759,800      60,071,686
                                                                                   --------------
                                                                                       75,070,436
                                                                                   --------------
Insurance - Life (12.08%)
AFLAC, Inc.                                                               835,000      42,689,375
American General Corp.                                                    365,000      27,078,437
Axa (ADR) (France)                                                        350,000      24,412,500
AXA Financial, Inc.                                                     1,290,000      41,360,625
Jefferson Pilot Corp.                                                     262,000      19,666,375
Liberty Corp.                                                             330,000      15,860,625
Lincoln National Corp.                                                    515,000      23,754,375
Mediolanum SpA (Italy)                                                    600,000       4,874,760
Nationwide Financial Services, Inc.
(Class A)                                                                 480,000      18,180,000
Presidential Life Corp.                                                   399,000       7,331,625
Protective Life Corp.                                                   1,240,000      44,872,500
Reinsurance Group of America, Inc.                                      1,017,650      33,836,862
ReliaStar Financial Corp.                                                 449,000      19,278,937
Torchmark Corp.                                                           588,000      18,338,250
                                                                                   --------------
                                                                                      341,535,246
                                                                                   --------------
Insurance - Multi Line (4.92%)
Aegon N.V. (Netherlands)                                                  113,000      10,421,956
Allianz AG (Germany)                                                        7,000       2,119,653
Allied Zurich Plc (United Kingdom)*                                       350,000       4,221,210
Allmerica Financial Corp.                                                 723,850      41,395,172
Companhia de Seguros Mundial
Confianca, SA (Portugal)*                                                 200,000       9,018,020
Fortis (NL) NV (Netherlands)                                              532,627      18,322,848
Hartford Financial Services Group, Inc. (The)                             756,000      39,170,250
Horace Mann Educators Corp.                                               271,600       7,655,725
Skandia Forsakrings AB (Sweden)                                           300,000       6,664,050
                                                                                   --------------
                                                                                      138,988,884
                                                                                   --------------
Insurance - Property & Casualty (8.34%)
Ace, Ltd. (Bermuda)                                                     1,368,750      26,605,078
Ambac Financial Group, Inc.                                               331,500      19,807,125
American International Group, Inc.                                        479,312      49,339,179
Cincinnati Financial Corp.                                                422,000      15,112,875
Financial Security Assurance Holdings Ltd.                                538,000      30,329,750
MBIA, Inc.                                                                427,799      24,411,280
Medical Assurance, Inc.*                                                  130,900       3,059,788
Progressive Corp.                                                         164,000      15,180,250
Travelers Property Casualty Corp.
(Class A)                                                                 862,400      31,046,400
XL Capital Ltd. (Class A)                                                 388,116      20,836,978
                                                                                   --------------
                                                                                      235,728,703
                                                                                   --------------
Mortgage & Real Estates Services (2.68%)
Countrywide Credit Industries, Inc.                                       898,000      30,475,875
Fannie Mae                                                                639,000      45,209,250
                                                                                   --------------
                                                                                       75,685,125
                                                                                   --------------
Real Estate Investment Trust - Equity Trust (5.35%)
Apartment Investment & Management Co. (Class A)                           342,000      12,867,750
Arden Realty, Inc.                                                        443,000       8,915,375
Brandywine Realty Trust                                                   560,000       9,415,000
Colonial Properties Trust                                                 270,000       6,885,000
Equity Office Properties Trust                                            665,000      14,713,125
Equity Residential Properties Trust                                       210,000       8,780,625
General Growth Properties, Inc.                                           515,000      14,902,812
Highwood Properties, Inc.                                                 140,000       3,386,250
Host Marriott Corp.                                                        10,000          90,000
Macerich Co. (The)                                                        195,000       3,900,000
Mack-Cali Realty Corp.                                                    385,000       9,913,750
Prentiss Properties Trust                                                 455,000       9,754,063
Reckson Associates Realty Corp.                                           780,000      14,430,000
SL Green Realty Corp.                                                     434,000       7,893,375
Spieker Properties, Inc.                                                  420,000      14,673,750
Starwood Hotels & Resorts Worldwide, Inc.                                 280,000       6,422,500
Vornado Realty Trust                                                      125,000       3,960,938
Walden Residential Properties, Inc.                                        20,000         428,750
                                                                                   --------------
                                                                                      151,333,063
                                                                                   --------------
Real Estate Investment Trust -
Mortgage Trust (0.00%)
Core Cap, Inc. (Class A)* (r)                                               4,500          72,900
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $2,322,827,196)                                                     (96.65%)  2,732,823,823
                                                                          -------  --------------
PREFERRED STOCK
Real Estate Investment Trust -
Mortgage Trust (0.00%)
Core Cap, Inc., Ser A/I, 10.00% (r)                                         4,500         107,730
                                                                                   --------------
TOTAL PREFERRED STOCK
(Cost $112,500)                                                            (0.00%)        107,730
                                                                          -------  --------------

                                                          INTEREST       PAR VALUE
                                                            RATE       (000s OMITTED)
                                                          --------      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.37%)
Investment in a joint repurchase
agreement transaction with
SBC Warburg, Inc. - Dated
10-29-99, due 11-01-99
(Secured by U.S. Treasury
Bonds, 7.125% thru 13.375%,
due 08-15-01 thru 02-15-23) - Note A                         5.23%        $95,336      95,336,000
                                                                                   --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.30%                                                                            159
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                               (3.37%)     95,336,159
                                                                          -------  --------------

TOTAL INVESTMENTS                                                        (100.02%)  2,828,267,712
                                                                          -------  --------------

OTHER ASSETS AND LIABILITIES, NET                                          (0.02%)       (571,346)
                                                                          -------  --------------

TOTAL NET ASSETS                                                         (100.00%) $2,827,696,366
                                                                          =======  ==============

NOTES TO SCHEDULE OF INVESTMENTS
 *  Non-income producing security.
(r) The securities listed below are direct placement securities and are restricted as to resale.
    The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                 MARKET
                                               VALUE AS A     MARKET
                                               PERCENTAGE    VALUE AT
                     ACQUISITION  ACQUISITION   OF FUND'S   OCTOBER 31,
                        DATE          COST     NET ASSETS      1999
                     -----------  -----------  ----------   -----------
Core Cap, Inc.
Common Stock          10-31-97      $90,000        0.00%      $72,900
Preferred Stock       10-31-97      112,500        0.00       107,730
                                                -------      --------
TOTAL                                              0.00%     $180,630
                                                =======      ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
---------------------------------------------------------------------
The Financial Industries Fund invests primarily in equity securities of issuers in the financial sector in the United States and abroad.
The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.
In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at October 31, 1999 assigned to the various country categories.

                                                      MARKET VALUE
                                                    AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                             FUND'S NET ASSETS
-----------------------                             ------------------
Bermuda                                                   0.94%
Canada                                                    0.60
Finland                                                   0.27
France                                                    1.55
Germany                                                   0.55
Ireland                                                   0.93
Italy                                                     0.86
Netherlands                                               2.25
Portugal                                                  0.66
Spain                                                     0.16
Sweden                                                    0.87
Switzerland                                               0.12
United Kingdom                                            4.34
United States                                            85.92
                                                        ------
TOTAL INVESTMENTS                                       100.02%
                                                        ------

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Financial Industries Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Financial Industries Fund (the "Fund"), John Hancock Regional Bank Fund and John Hancock Small Cap Value Fund. Prior to June 1, 1999, John Hancock Small Cap Growth Fund was known as John Hancock Special Value Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose under-lying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $140,635,246 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows:October 31, 2006 - $2,259,735 and October 31, 2007 - $138,375,511.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the lines of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $6,626,563 collateralized by securities in the amount of $6,868,224.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At October 31, 1999, open forward foreign currency exchange contracts were as follows:

                                                                UNREALIZED
                          PRINCIPAL AMOUNT      EXPIRATION     APPRECIATION/
CURRENCY                COVERED BY CONTRACT        DATE       (DEPRECIATION)
--------                -------------------        ----        ------------
BUYS
Euro Currency               2,054,545             NOV 99         ($9,113)
British Pound Sterling        468,891             NOV 99          (2,388)
                                                                 -------
                                                                ($11,501)
                                                                 =======
SELLS
British Pound Sterling        224,458             NOV 99          $1,144
                                                                 =======

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1999, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

At October 31, 1999, there were no written option transactions.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $2,952,139. Out of this amount, $283,445 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,316,735 was paid as sales commissions to unrelated broker-dealers and $351,959 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with sale of Class B shares. For the year October 31, 1999, contingent deferred sales charges received by JH Funds amounted to $16,378,938.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended October 31, 1999, contingent deferred sales charges received by JH Funds amounted to $436.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature
Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo.
The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended October 31, 1999, aggregated
$1,247,396,189, and $1,998,936,847, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

The cost of investments owned at October 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $2,430,353,946. Gross unrealized appreciation and depreciation of investments aggregated $526,057,185 and $128,143,578, respectively, resulting in net unrealized appreciation of $397,913,607.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments and foreign currency of $1,644,804, a decrease in distributions in excess of net investment income of $82,652 and a decrease in capital paid-in of $1,727,456. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating loss, of passive foreign investment companies, of real estate investment trusts (REITs) and of net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Financial Industries Fund and the Trustees of John Hancock Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the "Fund") (a series of John Hancock Investment Trust II), at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1999.

100% of the distributions qualify for the dividends received deduction available to corporations.



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This report is for the information of shareholders of the John Hancock
Financial Industries Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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